Exhibit 10.12

AMENDMENT NO. 1
TO THE
ADVISORY AGREEMENT
    This amendment no. 1 to the Advisory Agreement dated as of November 8, 2015 (the “Advisory Agreement”), between KBS Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and KBS Capital Advisors LLC, a Delaware limited liability company (the “Advisor”), is entered as of August 9, 2016 (the “Amendment”). Capitalized terms used herein but not defined shall have the meaning set forth in the Advisory Agreement.
WHEREAS, upon the terms set forth in this Amendment, the Company and the Advisor have agreed to amend certain terms related to the Disposition Fee payable to the Advisor by the Company;
NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisor agree to amend the Advisory Agreement as follows:

1.	Disposition Fees. Section 8.03 of the Advisory Agreement is hereby amended and restated in its entirety as follows:
8.03 Disposition Fees.
(i) Except as provided in Section 8.03(ii) hereof, if the Advisor or any of its Affiliates provide a substantial amount of services (as determined by the Conflicts Committee) in connection with a Sale, the Advisor or such Affiliate shall receive a fee at the closing (the “Disposition Fee”) equal to 1.0% of the Contract Sales Price; provided, however, that no Disposition Fee shall be payable to the Advisor for any Sale if such Sale involves the Company selling all or substantially all of its assets in one or more transactions designed to effectuate a business combination transaction (as opposed to a Company liquidation, in which case the Disposition Fee would be payable if the Advisor or an Affiliate provides a substantial amount of services as provided above). Any Disposition Fee payable under this Section 8.03 may be paid in addition to commissions paid to non-Affiliates, provided that the total commissions (including such Disposition Fee) paid to all Persons by the Company for each Sale shall not exceed an amount equal to the lesser of (i) 6.0% of the aggregate Contract Sales Price of each Property, Loan or other Permitted Investment or (ii) the Competitive Real Estate Commission for each Property, Loan or other Permitted Investment. Substantial assistance in connection with the Sale of a Property includes the Advisor’s preparation of an investment package for the Property (including a new investment analysis, rent rolls, tenant information regarding credit, a property title report, an environmental report, a structural report and exhibits) or such other substantial services performed by the Advisor in connection with a Sale.
(ii) Notwithstanding the provisions of Section 8.03(i), with respect to Sales of the Properties that the Company indirectly received an ownership or leasehold interest in as a result of the Collateral Transfer and Settlement Agreement (the “Settlement Agreement”) with, among other parties, GKK Stars Acquisition LLC (the “GKK Properties”), that have been sold as of the date of this Amendment and for which no Disposition Fee has been paid, and which are listed on Attachment A hereto, the Conflicts Committee hereby determines that the Advisor or its Affiliates provided a substantial amount of services in connection with the Sale of each such GKK Property listed on Attachment A and approves the payment to the Advisor of a disposition fee equal to 1.0% of the aggregate Contract Sales Price of the GKK Properties listed on Attachment A hereto.
2.Ratification; Effect on Advisory Agreement.

a.	Ratification. The Advisory Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

b.
Effect on the Advisory Agreement. On and after the date hereof, each reference in the Advisory Agreement to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall mean and be a reference to the Advisory Agreement as amended hereby.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

KBS REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer

KBS CAPITAL ADVISORS LLC

By:	PBren Investments, L.P., a Manager

By:	PBren Investments, LLC, as general partner

By:	/s/ Peter M. Bren
Peter M. Bren, Manager

By:	Schreiber Real Estate Investments, L.P., a Manager

By:	Schreiber Investments, LLC, as general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Manager

EAST\126877173.2

Attachment A

EAST\126877173.2

Dispo Fees for GKK Prior Sales

Property No.	Disposition Date	Property Name	Portfolio	Portfolio Name	City	State	Rentable SF	Sale Price	Allowed Dispo Fee
RG1475	1/9/2012	3061 -Stuyvesnt Vil	GSM	Goldman Mortgage	Irvington	NJ	7,629	850,000	2,805
RG1314	1/18/2012	4311-ROANE STREET	FSI	First States Bank	Harriman	TN	22,542	280,500	-
RG1300	1/24/2012	4264-NACOGDOCHES	FSI	First States Bank	Nacogdoches	TX	39,960	394,350	-
RG1311	1/25/2012	4298-MOUNT OLIVE	FSI	First States Bank	Mount Olive	MS	6,221	27,500	-
RG1302	1/26/2012	4275 CITIZEN SQUARE	FSI	First States Bank	Dallas	GA	10,765	231,000	5,325
RG1569	2/16/2012	4566 -Vine Street	GSM	Goldman Mortgage	Paso Robles	CA	19,757	6,125,000	5,250
RG1568	2/16/2012	4565 -12th Street	GSM	Goldman Mortgage	Paso Robles	CA	9,095	2,897,000	1,825
RG1571	2/16/2012	4568 -Santa Maria	GSM	Goldman Mortgage	Santa Maria	CA	5,492	2,257,615	7,650
RG1570	2/16/2012	4567 -Arroyo Grande	GSM	Goldman Mortgage	Arroyo Grande	CA	4,017	1,420,385	7,900
RG1483	3/6/2012	3090 -Delray Square	GSM	Goldman Mortgage	Delray Beach	FL	2,604	1,715,000	2,125
RG1320	3/16/2012	4505 -London Central	FSI	First States Bank	London	KY	28,623	1,065,000	-
RG1478	3/16/2012	3077 -Dunwoody Villag	GSM	Goldman Mortgage	Dunwoody	GA	4,500	1,215,000	5,750
RG1115	3/21/2012	5157 University	BD1	BBDI	Seattle	WA	19,317	3,256,327	2,500
RG1405	3/29/2012	0049 -Moosic	GSM	Goldman Mortgage	Moosic	PA	1,860	510,000	3,025
RG1495	3/30/2012	3285 -Walnut Maynard	GSM	Goldman Mortgage	Cary	NC	2,671	1,050,000	-
RG1476	4/10/2012	3067 -Abngdn Wall	GSM	Goldman Mortgage	Abingdon	VA	11,768	1,350,000	-
RG1276	4/10/2012	4206-MADISON STREET	FSI	First States Bank	Huntsville	AL	11,805	1,050,000	2,835
RG1297	4/12/2012	4257-EAST WOOD STREET	FSI	First States Bank	Paris	TN	17,011	525,000	-
RG1262	4/17/2012	3666 -Snellville Presidential	FSI	First States Bank	Snellville	GA	3,674	2,100,000	6,563
RG1480	4/19/2012	3086 -West Manchester	GSM	Goldman Mortgage	York	PA	2,475	770,000	861
RG1549	4/20/2012	4070F -Knightdale	GSM	Goldman Mortgage	Knightdale	NC	1,666	365,000	2,100
RG1258	4/24/2012	3630 -LaFontana	FSI	First States Bank	Boca Raton	FL	5,908	4,209,761	1,150
RG1259	4/24/2012	3635 -Pembroke Pines	FSI	First States Bank	Pembroke Pines	FL	4,592	5,000,000	10,028
RG1469	4/24/2012	3024 -Cornelius	GSM	Goldman Mortgage	Cornelius	NC	5,116	3,751,309	6,300
RG1479	4/24/2012	3081 -Cotswold Branch	GSM	Goldman Mortgage	Charlotte	NC	3,800	2,504,912	3,150
RG1487	4/24/2012	3103 -Lawrenceville Suwann	GSM	Goldman Mortgage	Lawrenceville	GA	4,825	1,952,370	1,750
RG1530	4/24/2012	4043F -Tri-County #2	GSM	Goldman Mortgage	Roswell	GA	4,592	1,542,521	3,203
RG1555	4/24/2012	4085D -W. Jefferson Mn	GSM	Goldman Mortgage	W. Jefferson	NC	3,570	933,991	88,200
RG1415	4/24/2012	230 -Midland	GSM	Goldman Mortgage	Midland	NC	2,160	705,137	3,098
RG1472	4/24/2012	3034 -Cayce Office	GSM	Goldman Mortgage	Cayce	SC	2,972	1,125,000	2,153
RG1271	4/27/2012	3430 -N Washngtn Brch	FSI	First States Bank	Alexandria	VA	23,612	2,200,000	1,900
RG1309	5/1/2012	4289-BELLE CHASSE HIGHWA	FSI	First States Bank	Belle Chasse	LA	28,252	765,000	3,675
RG1492	5/3/2012	3187 -WENDOVER PLACE	GSM	Goldman Mortgage	Greensboro	NC	2,498	1,070,000	5,145
RG1406	5/3/2012	0051 -North End	GSM	Goldman Mortgage	Pottstown	PA	4,026	472,000	1,500
RG1260	5/9/2012	3655 -Douglas	FSI	First States Bank	Horton	AL	2,171	130,000	3,675
RG1417	5/10/2012	923 -Dripping Springs	GSM	Goldman Mortgage	Dripping Springs	TX	11,344	1,580,000	3,675
RG1556	5/10/2012	4034C -Merchant's Walk	GSM	Goldman Mortgage	Marietta	GA	5,400	2,605,000	1,850
RG1257	5/17/2012	3282 -Windward Parkway	FSI	First States Bank	Alpharetta	GA	3,852	3,006,668	1,350
RG1466	5/17/2012	3004 -Plantation	GSM	Goldman Mortgage	Plantation	FL	3,750	2,559,460	7,718
RG1445	5/17/2012	2513 -Beachwood	GSM	Goldman Mortgage	Beachwood	OH	4,460	2,291,229	-
RG1256	5/17/2012	3273 -Acworth Office	FSI	First States Bank	Acworth	GA	3,933	2,062,187	-
RG1471	5/17/2012	3033 -Wilmington	GSM	Goldman Mortgage	Wilmington	NC	4,375	2,055,775	2,100
RG1461	5/17/2012	2530 -Warrensville Ctr	GSM	Goldman Mortgage	Shaker Heights	OH	7,049	1,865,782	4,463
RG1453	5/17/2012	2522 -Plaza Blvd	GSM	Goldman Mortgage	Mentor	OH	4,231	1,844,547	2,454
RG1447	5/17/2012	2515 -Chagrin Blvd	GSM	Goldman Mortgage	Pepper Pike	OH	3,353	1,722,904	3,750
RG1442	5/17/2012	2510 -22481 Lakeshore	GSM	Goldman Mortgage	Euclid	OH	7,879	1,227,263	850
RG1389	5/17/2012	0107 -Broadmoor	GSM	Goldman Mortgage	Pine Bluff	AR	1,498	95,000	3,675
RG1735	5/24/2012	4616 -Port of Houston	STB	Sterling Bank	Houston	TX	10,800	650,000	-
RG1285	6/1/2012	4225-BUFORD HIGHWAY	FSI	First States Bank	Norcross	GA	12,213	425,000	4,725
RG1536	6/5/2012	4053C -Brevard Main	GSM	Goldman Mortgage	Brevard	NC	5,257	475,000	4,001
RG1482	6/19/2012	3089 -Richmond West	GSM	Goldman Mortgage	Richmond	VA	3,176	690,000	6,510
RG1434	6/20/2012	2208 -San Rafael	GSM	Goldman Mortgage	San Rafael	CA	11,089	2,500,000	4,515
RG1388	6/21/2012	0105 -Southampton	GSM	Goldman Mortgage	Southampton	PA	5,000	1,800,000	3,360
RG1423	6/25/2012	0236 -Bensalem	GSM	Goldman Mortgage	Bensalem	PA	6,150	1,115,000	1,350
RG1494	6/27/2012	3271 -Wickham Road Office	GSM	Goldman Mortgage	Melbourne	FL	3,293	1,150,000	1,400
RG1503	6/28/2012	3642 -Lake Hiawatha	GSM	Goldman Mortgage	Lake Hiawatha	NJ	1,270	955,000	4,463
RG1580	6/29/2012	5435 -Shoal Creek-Mn Bldng	GSM	Goldman Mortgage	Austin	TX	6,548	1,250,000	4,725
RG1283	7/19/2012	4220-NEW SMYRNA BEACH	FSI	First States Bank	New Smyrna Bch	FL	17,526	500,000	5,565
RG1398	7/19/2012	0015 -Cherry Hill	GSM	Goldman Mortgage	Cherry Hill	NJ	2,930	1,120,000	3,413
RG1410	7/25/2012	0062 -Runnemede	GSM	Goldman Mortgage	Runnemede	NJ	2,185	200,000	3,938
RG1485	7/31/2012	3098 -Country Club Rd	GSM	Goldman Mortgage	Harrisonburg	VA	7,440	1,176,000	1,750
RG1404	8/1/2012	0043 -Linden	GSM	Goldman Mortgage	Linden	NJ	5,605	2,915,000	650
RG1421	8/1/2012	0213 -Pennington	GSM	Goldman Mortgage	Pennington	NJ	6,758	1,035,000	1,850
RG1572	8/1/2012	4572 -25th Street	GSM	Goldman Mortgage	Columbus	IN	5,800	996,984	800
RG1573	8/1/2012	4573 -Brentwood	GSM	Goldman Mortgage	Columbus	IN	3,200	473,783	1,600
RG1575	8/2/2012	4575 -2nd Street	GSM	Goldman Mortgage	Seymour	IN	9,200	1,312,872	7,000
RG1574	8/2/2012	4574 -Tipton	GSM	Goldman Mortgage	Seymour	IN	6,800	916,359	9,188
RG1468	8/23/2012	3022 -Hickory View	GSM	Goldman Mortgage	Hickory	NC	3,010	1,312,500	27,038
RG1299	9/12/2012	4262-KILGORE STREET	FSI	First States Bank	Kilgore	TX	16,709	605,000	7,455
RG1263	9/17/2012	Chester Court Realty, LP	FSI	First States Bank	West Chester	PA	21,300	5,450,000	18,900
RG1804	10/12/2012	4127D-Dunn Main Office	UNC	Unencumbered	Dunn	NC	10,900	750,000	8,500
RG1269	10/26/2012	3409 -Anderson Main	FSI	First States Bank	Anderson	SC	16,977	900,000	61,250
RG1267	11/30/2012	3349 -Asheville Main	FSI	First States Bank	Asheville	NC	92,601	2,850,000	28,970
RG1255	12/7/2012	0045 -Manasquan	FSI	First States Bank	Manasquan	NJ	4,000	1,325,000	22,576
RG1809	12/27/2012	4188D-Tarboro Mn Ofc.	UNC	Unencumbered	Tarboro	NC	5,216	346,500	14,204
RG1261	1/3/2013	3665 -Cobb Parkway	FSI	First States Bank	Smyra	GA	4,033	2,305,000	17,150
RG1805	1/04/2013	4132D-Fairplains/Aban	UNC	Unencumbered	N Wilkesboro	NC	2,300	283,500	12,150
RG1742	1/9/2013	0072 -Meadowd Midrs	WC9	Wachovia 9	Reno	NV	29,049	1,625,000	32,563
RG1595	1/10/2013	3354 -Greenville Sals	PBC	PB Capital	Winterville	NC	111,898	9,134,531	5,100
RG1281	1/11/2013	4217-SOUTH DENVER	FSI	First States Bank	Russellville	AR	25,756	656,250	10,500
RG1291	1/11/2013	4237-KICKAPOO STREET	FSI	First States Bank	Lincoln	IL	18,066	86,137	13,500
RG1801	1/11/2013	4105D-Black Mountn-ACU	UNC	Unencumbered	Black Mountain	NC	2,158	210,000	10,500
RG1303	1/15/2013	4278 DOYLE STREET	FSI	First States Bank	Toccoa	GA	13,647	115,000	21,000
RG1319	1/15/2013	4431-TUSCARAWAS STREET	FSI	First States Bank	Canton	OH	55,943	1,002,750	7,700
RG1275	1/16/2013	4204-COLLEGE STREET	FSI	First States Bank	Enterprise	AL	13,162	630,000	42,098
RG1315	1/18/2013	4312-SHELBYVILLE	FSI	First States Bank	Shelbyville	TN	22,131	315,000	50,000

EAST\126877173.2

Property No.	Disposition Date	Property Name	Portfolio	Portfolio Name	City	State	Rentable SF	Sale Price	Allowed Dispo Fee
RG1280	1/18/2013	4211-DEWITT HENRY DRIVE	FSI	First States Bank	Beebe	AR	10,550	175,000	37,513
RG1313	1/23/2013	4304-EAST CHURCH STREET	FSI	First States Bank	Lexington	TN	17,828	320,250	25,049
RG1322	1/23/2013	5327 -Kansas City Ops Cntr	FSI	First States Bank	Kansas City	MO	317,732	8,820,000	19,524
RG1270	1/29/2013	3418 -Sumter Main	FSI	First States Bank	Sumter	SC	14,299	309,750	15,425
RG1810	1/29/2013	4196D-Washington Cornr	UNC	Unencumbered	Washington	NC	1,916	215,250	9,340
RG1807	1/29/2013	4163D-North Mn ST-ACU	UNC	Unencumbered	Tarboro	NC	1,500	190,000	7,051
RG1282	1/29/2013	4219-MARIANNA	FSI	First States Bank	Marianna	FL	14,207	367,500	11,250
RG1296	1/29/2013	4256-EAST COLLEGE	FSI	First States Bank	Fayetteville	TN	15,848	514,500	22,000
RG1274	1/29/2013	4203-CHURCH STREET	FSI	First States Bank	Selma	AL	22,108	150,000	10,700
RG1317	1/30/2013	4429-PEARL ROAD	FSI	First States Bank	Cleveland	OH	14,123	367,500	4,720
RG1268	1/31/2013	3358 -Thomasville	FSI	First States Bank	Thomasville	NC	8,235	367,500	1,300
RG1264	1/31/2013	2534 -Bethel Ohio	FSI	First States Bank	Bethel	OH	5,228	185,000	26,050
RG1806	1/31/2013	4139D-Havelock-Abandnd	UNC	Unencumbered	Havelock	NC	5,445	135,000	30,067
RG1316	2/6/2013	4318-HILLCREST ROAD	FSI	First States Bank	Mobile	AL	17,190	771,750	25,595
RG1272	2/12/2013	3437 -Williamsburg Mn	FSI	First States Bank	Williamsburg	VA	13,892	700,000	22,912
RG1741	2/12/2013	0076 -Warminster	WC8	Wachovia 8	Warminster	PA	4,700	740,000	20,622
RG1739	2/14/2013	0063 -Scotch Plns	WC8	Wachovia 8	Scotch Plains	NJ	4,156	1,340,000	20,558
RG1745	2/25/2013	3008 -WinterPark Alm	WC9	Wachovia 9	Winter Park	FL	3,532	2,300,000	18,658
RG1743	3/4/2013	0074 -Nassau Bay	WC9	Wachovia 9	Nassau Bay	TX	32,452	3,725,000	18,445
RG1736	4/17/2013	0025 -Edisn Twnshp	WC8	Wachovia 8	Edison Twp.	NJ	4,500	2,422,000	17,229
RG1738	4/17/2013	0033 -Highland Prk	WC8	Wachovia 8	Highland Park	NJ	3,200	955,825	12,273
RG1740	4/17/2013	0069 -S. Plainfld	WC8	Wachovia 8	South Plainfiel	NJ	3,400	947,175	950
RG1310	4/18/2013	4290 LUTCHER	FSI	First States Bank	Lutcher	LA	14,275	210,000	6,500
RG1307	4/18/2013	4284 ROBINSON	FSI	First States Bank	Robinson	IL	20,330	446,250	6,900
RG1814	4/19/2013	5348-E Ridgewood Ave-Mn Bldn	UNC	Unencumbered	Ridgewood	NJ	30,611	1,800,000	25,000
RG1744	4/26/2013	3006 -Silver Lakes	WC9	Wachovia 9	Pembroke Pines	FL	3,741	3,464,000	18,000
RG1749	5/1/2013	4073D -Morganton Main	WC9	Wachovia 9	Morganton	NC	20,830	490,800	11,150
RG1279	5/3/2013	4210-CONWAY	FSI	First States Bank	Conway	AR	26,707	750,000	9,550
RG1325	05/08/2013	0116 -Orange City	FSA	FSI 6000A	Orange City	FL	4,544	1,650,000	12,500
RG1318	5/10/2013	4430 -St. Clair Avenue	FSI	First States Bank	Cleveland	OH	8,759	85,000	11,200
RG1746	5/20/2013	3038 -Indigo Run	WC9	Wachovia 9	Hilton Head	SC	8,413	4,075,000	2,000
RG1737	6/6/2013	0026 -Emmaus	WC8	Wachovia 8	Emmaus	PA	4,800	1,610,000	11,760
RG1802	6/06/2013	4111D-Calabash/Subleas	UNC	Unencumbered	Calabash	NC	2,048	610,000	29,150
RG1748	6/13/2013	4033D -Macon Main	WC9	Wachovia 9	Macon	GA	18,925	367,500	10,350
RG1295	6/28/2013	4254-PARK AVENUE	FSI	First States Bank	Aiken	SC	15,534	650,000	13,129
RG1304	7/11/2013	4279-HAPEVILLE	FSI	First States Bank	Hapeville	GA	20,327	472,500	9,970
RG1321	7/11/2013	4509 -LaPorte Main	FSI	First States Bank	LaPorte	IN	37,348	400,122	9,164
RG1747	07/15/13	4019D -Palatka	WC9	Wachovia 9	Palatka	FL	21,092	500,000	4,738
RG1273	7/16/2013	4202-ATHENS	FSI	First States Bank	Athens	AL	14,299	651,000	13,125
RG1286	7/16/2013	4229-LARKIN STREET	FSI	First States Bank	Cornelia	GA	21,786	451,500	54,500
RG1287	7/16/2013	4230-SOUTH PARK STREET	FSI	First States Bank	Carrolton	GA	13,421	336,000	7,500
RG1293	7/17/2013	4242-WOOD RIVER AVENUE	FSI	First States Bank	Wood River	IL	17,927	135,000	28,500
RG1308	7/17/2013	4285-SESSER	FSI	First States Bank	Sesser	IL	5,685	140,000	13,250
RG1294	7/18/2013	4252-CLARKSDALE	FSI	First States Bank	Clarksdale	MS	26,648	446,250	23,050
RG1284	7/23/2013	4224-WEST MAIN STREET	FSI	First States Bank	Inverness	FL	24,950	472,500	91,345
RG1298	7/23/2013	4261-FREDONIA STREET	FSI	First States Bank	Longview	TX	44,202	556,500	13,400
RG1305	7/25/2013	4280-LEE STREET	FSI	First States Bank	Jefferson	GA	8,687	341,250	23,000
RG1808	7/30/2013	4173D-Richlands/Sublse	UNC	Unencumbered	Richlands	NC	2,965	393,750	37,250
RG1288	08/06/2013	4231-NORTH HOWARD	FSI	First States Bank	Indianola	IA	24,278	175,000	24,220
RG1206	08/21/13	5373 -Broadway	BD2	BBD2	Albany	NY	111,693	3,000,000	9,558
RG1753	10/29/2013	0014 -Brkly Hghts	ONE	One off loans	Berkeley Height	NJ	3,288	1,438,264	9,472
RG1761	10/29/2013	0036 -Kenilworth	ONE	One off loans	Kenilworth	NJ	6,158	1,248,578	18,000
RG1762	10/29/2013	0048 -Millburn	ONE	One off loans	Millburn	NJ	5,180	2,413,158	34,640
RG1803	10/30/2013	4126D-Draper(Abandond)	UNC	Unencumbered	Eden	NC	1,200	2,500	16,500
RG1292	11/6/2013	4241-SPARTA	FSI	First States Bank	Sparta	IL	20,145	65,000	40,750
RG1277	11/14/2013	4208-SAND MOUNTAIN	FSI	First States Bank	Albertville	AL	8,625	185,000	16,100
RG1306	11/14/2013	4283-EAST ST LOUIS STRE	FSI	First States Bank	Nashville	IL	10,576	80,000	6,100
RG1290	11/18/2013	4235-EAST ALTON	FSI	First States Bank	East Alton	IL	13,071	160,000	5,000
RG1266	11/21/2013	3332 -Ocean Ridge	FSI	First States Bank	Boynton Beach	FL	11,391	900,000	30,000
RG1716	12/27/2013	3016 -Ballantyne	RBC	RBC Centura	Charlotte	NC	3,469	3,529,412	14,383
RG1721	1/24/2014	3039 -Sea Pines Mn	RBC	RBC Centura	Hilton Head	SC	12,350	3,529,412	12,486
RG1717	2/6/2014	3017 -Cary Preston	RBC	RBC Centura	Cary	NC	3,608	3,529,412	24,132
RG1719	3/13/2014	3031 -Wakefield FC	RBC	RBC Centura	Raleigh	NC	3,974	3,529,412	25
RG1278	3/26/2014	4209-CENTRAL AVENUE	FSI	First States Bank	Hot Springs	AR	99,541	2,275,000	9,000
RG1784	6/18/2014	0030 -Devon	UNC	Unencumbered	Devon	PA	2,990	700,000	35,294
RG1720	10/23/2014	3032 -Westinghouse	RBC	RBC Centura	Charlotte	NC	3,119	420,000	22,750
RG1715	11/6/2014	3009 -Winterpark Tmpl	RBC	RBC Centura	Winter Park	FL	3,532	918,750	35,294
RG1718	11/6/2014	3018 -Clemmons	RBC	RBC Centura	Clemmons	NC	4,060	2,703,750	35,294
RG1301	12/2/2014	4265-SOUTH FIRST STREET	FSI	First States Bank	Lufkin	TX	26,488	745,500	35,294
RG1312	12/2/2014	4300-COOKEVILLE	FSI	First States Bank	Cookeville	TN	54,551	1,890,000	4,200
RG1289	12/3/2014	4233-BELLEVILLE	FSI	First States Bank	Belleville	IL	45,513	250,000	2,500
RG1265	3/30/2015	3316 -Deland Main	FSI	First States Bank	Deland	FL	22,397	845,000	8,450
RG2039	4/20/2015	Chagrin Falls	CJV	Citizens JV	Chagrin Falls	OH	3,200	642,500	6,425
RG1168	7/13/2015	5273-Ft. Myers Beach-Mn Bldng	BD2	BBD2	Ft. Myers Beach	FL	12,588	1,100,000	11,000
							2,485,646	214,090,229	2,045,355

EAST\126877173.2